Exhibit 10.3

AMENDMENT NO. 2

TO

CREDIT AGREEMENT

AMENDMENT NO. 2 TO CREDIT AGREEMENT, dated as of April 22, 2011 (this “Agreement”), among PILGRIM’S PRIDE CORPORATION, a Delaware corporation (the “Company”), TO-RICOS, LTD., a Bermuda company, TO-RICOS DISTRIBUTION, LTD., a Bermuda company (collectively, the “Borrowers”), the various Subsidiaries (such capitalized term and all other capitalized terms not defined herein shall have the meanings provided for in Article I) of the Company parties hereto, the various financial institutions parties hereto (collectively, the “Lenders”), and COBANK, ACB, as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders.

W I T N E S S E T H:

WHEREAS, the Borrowers, the Lenders and the Administrative Agent are parties to the Credit Agreement, dated as of December 28, 2009, as amended (the “Existing Credit Agreement”), and the other Loan Documents;

WHEREAS, the Borrowers have requested that, as of the Effective Date, the Existing Credit Agreement be amended as herein provided; and

WHEREAS, the Lenders are willing, subject to the terms and conditions hereinafter set forth, to make such amendments;

NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1. Certain Definitions. The following terms (whether or not underscored) when used in this Agreement shall have the following meanings:

“Administrative Agent” is defined in the preamble.

“Agreement” is defined in the preamble.

“Amended Credit Agreement” means the Existing Credit Agreement as amended by this Agreement as of the Effective Date.

“Borrowers” is defined in the preamble.

“Company” is defined in the preamble.

“Effective Date” is defined in Section 5.1.

“Existing Credit Agreement” is defined in the first recital.

“Lenders” is defined in the preamble.

SECTION 1.2 Other Definitions. Unless otherwise defined or the context otherwise requires, terms used herein (including in the preamble and recitals hereto) have the meanings provided for in the Existing Credit Agreement.

ARTICLE II

AMENDMENTS

Effective on (and subject to the occurrence of) the Effective Date, the Existing Credit Agreement is amended as follows:

SECTION 2.1 Amendments to Section 1.01. The following new defined terms are added in the appropriate alphabetical order to Section 1.01 of the Existing Credit Agreement:

(i) “Amendment No. 2 Effective Date” means the “Effective Date” as defined in Amendment No. 2 to Credit Agreement.

(ii) “Amendment No. 2 to Credit Agreement” means Amendment No. 2 to Credit Agreement, dated as of April 22, 2011, among the parties thereto.

SECTION 2.2 Amendments to Section 2.05. The reference to “$50,000,000” in clause (i) of Section 2.05(a) of the Existing Credit Agreement is hereby deleted and replaced with “$100,000,000.”

ARTICLE III

REPRESENTATIONS AND WARRANTIES

In order to induce the Lenders to make the amendments provided for in Article II, each Borrower hereby (a) represents and warrants that (i) each of the representations and warranties of the Loan Parties contained in the Existing Credit Agreement and in the other Loan Documents is true and correct in all material respects on and as of the date hereof, except that such representations and warranties (A) that relate solely to an earlier date shall be true and correct in all material respects as of such earlier date and (B) shall be true and correct in all respects to the extent they are qualified by a materiality standard and (ii) no Default or Event of Default has occurred and is continuing; and (b) agrees that the incorrectness in any respect of any representation and warranty contained in the preceding clause (a) shall constitute an immediate Event of Default. Without limiting the foregoing, each Borrower hereby (x) ratifies and confirms all of the terms, covenants and conditions set forth in the Loan Documents and hereby agrees that it remains unconditionally liable to the Administrative Agent and the Lenders in accordance with the respective terms, covenants and conditions set forth in the Loan Documents, and all the Collateral thereto in favor of the Administrative Agent (for the benefit of the Lender Parties) continues unimpaired and in full force and effect, and (y) waives all defenses, claims, counterclaims, rights of recoupment or set-off against any of its Obligations.

ARTICLE IV

ACKNOWLEDGMENT OF SUBSIDIARIES

By executing this Agreement, each Subsidiary of the Company that is a party hereto hereby confirms and agrees that each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that on and after the Effective Date each reference therein to the Credit Agreement shall refer to the Existing Credit Agreement after giving effect to this Agreement. Without limiting the foregoing, each such Subsidiary waives all defenses, claims, counterclaims, rights of recoupment or set-off with respect to any of such Subsidiary’s Obligations.

ARTICLE V

CONDITIONS TO EFFECTIVENESS; EXPIRATION

SECTION 5.1 Effective Date. This Agreement shall become effective on such date (the “Effective Date”) when the conditions set forth in this Section have been satisfied.

SECTION 5.1.1 Execution of Agreement. The Administrative Agent shall have received counterparts of this Agreement duly executed and delivered on behalf of the Borrowers, each of the Subsidiaries of the Company parties to the Existing Credit Agreement, the Administrative Agent, the Swingline Lender and the Required Lenders.

SECTION 5.1.2 Representations and Warranties. The representations and warranties made by the Borrowers pursuant to Article III as of the Effective Date shall be true and correct.

ARTICLE VI

MISCELLANEOUS

SECTION 6.1 Cross-References. References in this Agreement to any Article or Section are, unless otherwise specified, to such Article or Section of this Agreement.

SECTION 6.2 Loan Document Pursuant to Amended Credit Agreement. This Agreement is a Loan Document executed pursuant to the Amended Credit Agreement. Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions contained in the Existing Credit Agreement and each other Loan Document shall remain unamended or otherwise unmodified and in full force and effect.

SECTION 6.3 Limitation of Amendments. The amendments set forth in Article II shall be limited precisely as provided for herein and shall not be deemed to be a waiver of, amendment of, consent to or modification of any other term or provision of the Existing Credit Agreement or of any term or provision of any other Loan Document or of any transaction or further or future action on the part of any Borrower or any other Loan Party which would require the consent of any of the Lenders under the Existing Credit Agreement or any other Loan Document.

SECTION 6.4 Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

SECTION 6.5 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 6.6 Further Assurances. The Borrowers shall execute and deliver, and shall cause each other Loan Party to execute and deliver, from time to time in favor of the Administrative Agent and the Lenders, such documents, agreements, certificates and other instruments as shall be necessary or advisable to effect the purposes of this Agreement.

SECTION 6.7 Costs and Expenses. The Borrowers agree to pay all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent, including the reasonable and documented out-of-pocket fees, charges and disbursements of legal counsel for the Administrative Agent, that are incurred in connection with the execution and delivery of this Agreement and the other agreements and documents entered into in connection herewith.

SECTION 6.8 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

SECTION 6.9 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY REQUIREMENTS OF LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 6.10 Entire Agreement. This Agreement constitutes the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.

BORROWERS:

PILGRIM’S PRIDE CORPORATION

By	/s/ Jana L. Owens
Name: Jana L. Owens
Title: VP, Assistant Treasurer

TO-RICOS, LTD.

By	/s/ Jana L. Owens
Name: Jana L. Owens
Title: VP, Assistant Treasurer

TO-RICOS DISTRIBUTION, LTD.

By	/s/ Jana L. Owens
Name: Jana L. Owens
Title: VP, Assistant Treasurer

OTHER LOAN PARTIES:

PILGRIM’S PRIDE CORPORATION OF WEST VIRGINIA, INC.

By	/s/ Jana L. Owens
Name: Jana L. Owens
Title: VP, Assistant Treasurer

ADMINISTRATIVE AGENT:

COBANK, ACB,
as Administrative Agent

By	/s/ James H. Matzat
Name: James H. Matzat
Title: Vice President

LENDERS:

COBANK, ACB,
as Lender and as Swingline Lender

By	/s/ James H. Matzat
Name: James H. Matzat
Title: Vice President

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK INTERNATIONAL”, NEW YORK BRANCH,
as Lender

By	/s/ Michalene Donegan
Name: Michalene Donegan
Title: Executive Director

By	/s/ Brett Delfino
Name: Brett Delfino
Title: Executive Director

BANK OF MONTREAL,
as Lender

By	/s/ Philip Langheim
Name: Philip Langheim
Title: Managing Director

BARCLAYS BANK PLC,
as Lender

By	/s/ Nicole Conjares
Name: Nicole Conjares
Title: AVP

MORGAN STANLEY SENIOR FUNDING, INC., as Lender

By	/s/ Agata Marczak
Name: Agata Marczak
Title: Vice President

AGRILAND, FARM CREDIT SERVICES ACA, as Lender

By	/s/ John Holland
Name: John Holland
Title: Chief Credit Officer

ING CAPITAL LLC,
as Lender

By	/s/ William B. Redmond
Name: William B. Redmond
Title: Managing Director

AMERICAN GENERAL LIFE INSURANCE COMPANY, as Lender

By:	AIG Asset Management (U.S.), LLC,
as investment adviser

By	/s/ William H. Hasson
Name: William H. Hasson
Title: Managing Director

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK,
as Lender

By:	AIG Asset Management (U.S.), LLC,
as investment adviser

By	/s/ William H. Hasson
Name: William H. Hasson
Title: Managing Director

WESTERN NATIONAL LIFE INSURANCE COMPANY, as Lender

By:	AIG Asset Management (U.S.), LLC,
as investment adviser

By	/s/ William H. Hasson
Name: William H. Hasson
Title: Managing Director

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY, as Lender

By:	AIG Asset Management (U.S.), LLC,
as investment adviser

By	/s/ William H. Hasson
Name: William H. Hasson
Title: Managing Director

AMERICAN GENERAL LIFE INSURANCE COMPANY, as Lender

By	/s/ William H. Hasson
Name: William H. Hasson
Title: Managing Director

MERIT LIFE INSURANCE COMPANY,
as Lender

By	/s/ Donald R. Breivogel, Jr.
Name: Donald R. Breivogel, Jr.
Title: CFO

METROPOLITAN LIFE INSURANCE COMPANY, as Lender

By	/s/ Barry L. Bogseth
Name: Barry L. Bogseth
Title: Director

TRANSAMERICA LIFE INSURANCE COMPANY, as Lender

By	/s/ Stephen Noonan
Name: Stephen Noonan
Title: Vice President

U.S. BANK NATIONAL ASSOCIATION,
as Lender

By	/s/ Harry J. Brown
Name: Harry J. Brown
Title: Vice President

BANK OF AMERICA, N.A., as Lender

By	/s/ W. Ashley Allen
Name: W. Ashley Allen
Title: Sr. Vice President

THE BANK OF NOVA SCOTIA, as Lender

By	/s/ Michelle C. Phillips
Name: Michelle C. Phillips
Title: Director

FIFTH THIRD BANK, as Lender

By	/s/ Dwayne Sharp
Name: Dwayne Sharp
Title: Vice President

FARM CREDIT EAST, ACA formerly known as FIRST PIONEER FARM CREDIT, ACA, as Lender

By	/s/ Thomas W. Cosgrove
Name: Thomas W. Cosgrove
Title: Vice President

BANK OF THE WEST,
as Lender

By	/s/ Michael D. Hogg
Name: Michael D. Hogg
Title: Vice President

SOCIÉTÉ GENERALE, as Lender

By	/s/ Sebastien Ribatto
Name: Sebastien Ribatto
Title: Managing Director